EXHIBIT 99.1

Norwegian Cruise Line Holdings Appoints John W. Chidsey  as President and Chief Executive Officer

Proven Consumer Brand Executive to Drive Next Phase of Growth and Execution

MIAMI, Feb. 12, 2026 (GLOBE NEWSWIRE) -- Norwegian Cruise Line Holdings Ltd. (NYSE: NCLH), a leading global cruise company operating Norwegian Cruise Line, Oceania Cruises, and Regent Seven Seas Cruises, today announced that its Board of Directors has appointed John W. Chidsey, a director of NCLH, as President and Chief Executive Officer, effective immediately. Mr. Chidsey succeeds Harry Sommer, who is stepping down as President and Chief Executive Officer and as a Director of NCLH.

Mr. Chidsey has a proven track record of leading large global consumer-facing companies through strategic and operational transformation, with experience across franchised operating models, as well as yield-driven, asset-intensive businesses. Across his career, he has been entrusted with leading companies at pivotal moments, strengthening execution, restoring operational discipline, and positioning organizations for improved performance. Most recently, Mr. Chidsey served as Chief Executive Officer of Subway Restaurants for five years, leading a multi-year effort to reposition the brand, modernize operations, and strengthen the company’s long-term growth trajectory. Mr. Chidsey was appointed to the NCLH Board of Directors in February 2025 and previously served on the Board from 2013 to 2022.

“During his tenure on the Board of Norwegian Cruise Line Holdings, John has been a highly respected leader and strategic voice. He is the right person to lead the Company through its next phase of execution and performance improvement,” said Stella David, chairperson of the Board. “John has demonstrated his ability to lead businesses through meaningful transformation with a focus on operational rigor and accountability. We are excited for John to assume the role of President and Chief Executive Officer and are confident his leadership will enhance execution, strengthen financial performance, reduce leverage and drive long-term shareholder value. On behalf of the Board, I thank Harry for his many years of dedication and service to the Company.”

Mr. Chidsey said, “I am honored to take on the role of President and Chief Executive Officer at Norwegian Cruise Line Holdings. I look forward to building upon the solid foundation already in place, laid out by the Company’s award-winning brands, dedicated team and crew members, and loyal guests. In my new position, my priority will be to partner with the Board and management team to sharpen execution, improve performance, and continue providing exceptional vacation experiences while delivering durable, long-term value creation.”

Fourth Quarter and Full Year 2025 Results

The Company expects its fourth quarter 2025 Net Yield to be around the midpoint of the previously disclosed range and expects its core quarterly and full year 2025 results to be in line with its previously issued guidance on November 4, 2025.

The Company will provide further information when it releases its fourth quarter and full year 2025 results on Monday, March 2, 2026.

About John W. Chidsey

Mr. Chidsey most recently served as Chief Executive Officer of Subway Restaurants for five years, where he led a multi-year effort to reposition the brand, modernize operations and strengthen the company’s long-term growth trajectory. Previously, he served as Chief Executive Officer of Burger King Holdings, Inc., following his tenure as President and Chief Financial Officer, where he played a central role in improving operational discipline and guiding the company through significant change.

Earlier in his career, Mr. Chidsey held senior leadership roles at Cendant Corporation, including Chairman and Chief Executive Officer of two major divisions. He led the Vehicle Services Division, overseeing brands such as Avis Rent A Car, Budget Rent A Car Systems, PHH, and Wright Express, and the Financial Services Division, which included Jackson Hewitt, driving performance improvement across diversified portfolios. He began his career in senior financial leadership roles at PepsiCo.

Mr. Chidsey holds an MBA in Finance and Accounting and a J.D. from Emory University, as well as a B.A. from Davidson College.

About Norwegian Cruise Line Holdings

Norwegian Cruise Line Holdings Ltd. (NYSE: NCLH) is a leading global cruise company that operates Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises. With a combined fleet of 34 ships and more than 71,000 berths, NCLH offers itineraries to approximately 700 destinations worldwide. NCLH expects to add 14 additional ships across its three brands through 2036, which will add over 39,200 berths to its fleet. To learn more, visit www.nclhltd.com.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this release are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this release, including, without limitation, our expectations regarding our results of operations, future financial position, including our future capital expenditures, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, expected fleet additions and deliveries, including expected timing thereof, our expectations regarding the impact of macroeconomic conditions and recent global events, and expectations relating to our sustainability program, decarbonization efforts, and alternative fuel sources and related regulation may be forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of: adverse general economic factors, such as fluctuating or increasing levels of interest rates, inflation, unemployment, underemployment, tariff increases and trade wars, the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and be in compliance with maintenance covenants and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; our ability to work with lenders and others or otherwise pursue options to defer, renegotiate, refinance or restructure our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises; our need for additional financing or financing to optimize our balance sheet, which may not be available on favorable terms, or at all, and our outstanding exchangeable notes and any future financing which may be dilutive to existing shareholders; the unavailability of ports of call and the impacts of port and destination fees and expenses; future increases in the price of, or major changes, disruptions or reductions in, commercial airline services; changes involving the tax and environmental regulatory regimes in which we operate, including new and existing regulations aimed at reducing greenhouse gas emissions; the accuracy of any appraisals of our assets; our success in controlling operating expenses and capital expenditures; adverse events impacting the security of travel, or customer perceptions of the security of travel, such as terrorist acts, armed conflict or threats thereof, acts of piracy, and other international events; public health crises, and their effect on the ability or desire of people to travel (including on cruises); adverse incidents involving cruise ships; our ability to maintain and strengthen our brand; breaches in data security or other disturbances to our information technology systems and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection; changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs; mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities; the risks and increased costs associated with operating internationally; our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues; impacts related to climate change and our ability to achieve our climate-related or other sustainability goals; our inability to obtain adequate insurance coverage; implementing precautions in coordination with regulators and global public health authorities to protect the health, safety and security of guests, crew and the communities we visit and to comply with related regulatory restrictions; pending or threatened litigation, investigations and enforcement actions; volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; our reliance on third parties to provide hotel management services for certain ships and certain other services; fluctuations in foreign currency exchange rates; our expansion into new markets and investments in new markets and land-based destination projects; overcapacity in key markets or globally; and other factors set forth under “Risk Factors” in our most recently filed Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. The above examples are not exhaustive and new risks emerge from time to time. There may be additional risks that we currently consider immaterial or which are unknown. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. You are cautioned not to place undue reliance on the forward-looking statements included in this release, which speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Investor Relations & Media Contact
Sarah Inmon
(786) 812-3233
InvestorRelations@nclcorp.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/0d012606-33d6-4d0f-b894-ebbf7893bf16